As filed with the Securities and Exchange Commission on April 12, 2007
Commission File No. 333-128584

SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

ADMIRALTY HOLDING COMPANY

(formerly Ruby Mining Company)

(Name of small business issuer in its charter)

Colorado	1000	83-0214117
--------------------------	----------------------------	----------------------
(State or jurisdiction of	( Primary Standard Industrial	(I.R.S. Employer
Organization)	Classification Code Number)	Identification Number)

3318 Highway 5, No. 504
Douglasville, Georgia 30135-2308
(404) 372-0668

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Murray D. Bradley, Jr., Secretary-Treasurer and Chief Financial Officer
3318 Highway 5, No. 504
Douglasville, Georgia 30135-2308
(404) 372-0668

(Name, address and telephone number of agent for service)

Copies to:

Steven A. Cunningham, Esq.
Steven A. Cunningham, P.C.
11660 Alpharetta Hwy., Suite 155

Roswell, Georgia 30076
Telephone: (770) 442-2364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) .

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) .

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) .

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 10, 2007, Admiralty Holding Company (the “Company”) received a demand letter and request to immediately allow the lien holders to foreclose on certain collateral pledged to secure repayment of loans from said lien holders, namely the ship the M.V. New World Legacy (IMO Number 9203978) (the “Ship”), whose title and registration is held by the Company’s wholly owned subsidiary, Admiralty Marine Operations, Ltd., a Bahamas, West Indies company (the “Ship Subsidiary”)

This demand letter and the subsequent agreement to allow for a transfer of possession of the Ship to the lien holders was precipitated by notice from the Company’s marine insurance agency that the insurance policy on the M.V. New World Legacy was being cancelled due to non-payment of the renewal policy and by the lack of funds for the Company to properly provide for the safety and security of the Ship and its crew and the potential hazard to property and environment posed as a result of the dearth of capital.

Neither the Company nor the Ship Subsidiary has been able to find needed financing or receive emergency financing from any source, including the secured creditor, the N.I.R. Group of Funds LLC of Roslyn, New York, whose financing instruments were disclosed in detail in the Company’s previous public filings, including the 2005 10-KSB, the 10-QSBs for the three-month periods ended March 31, 2006, June 30, 2006 and September 30, 2006, 8-K filings on June 30, 2005 and October 2, 2006, and the Company’s SB-2 Registration Statements. The lien holders requested an emergency transfer to avoid potential liability to them and potential impairment of the value of their collateral, and to avoid potentially great liability to the Company and the Ship Subsidiary and to minimize and mitigate risk of harm to the crew. Under the doctrine of taking action to avoid danger to life, limb, property, and, the environment, the Company was compelled to respond to the demand by the lien holders and the decision to cooperate with the lien holders was required in part due to the lack of funds available to prevent the Ship from becoming a dangerous threat under the concept of a “Wasting Asset”.

Under agreement with the lien holders,, the lien holders have taken immediate possession of the Ship, undertaken an emergency refueling, commissioned a crew contingent to remove the Ship from the Richenbaker anchorage in Miami, Florida at the insistence of the Miami Marine Police and transported the Ship to Ft. Pierce, Florida, where she is currently secured at a marina. This agreement is included in this 8-K under SECTION 9, ITEM 9.01.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On April 11, 2007, Admiralty Holding Company (the “Company”), as a result of the demand by the first priority lien holders of the ship, the M.V. New World Legacy (the “Ship”) entered into a settlement agreement that among other things (including an emergency transfer of all title, ownership and rights of possession to the Ship) settled the following loans (the “Loans”), plus all accrued interest, as more specifically defined as the Ship’s loan agreements of March 31, 2004 (the $128,950.83 "Promissory Note #NWL 1-3 with GHC"), March 31, 2004 (the $150,000 “Promissory Note #NWL 1-1 with Cytacki”), and October 26, 2004 (the $50,000 “Promissory Note #2004-4 with Cytacki. The Loans, plus accrued interest, total through March 31, 2007 amounts as follows: Promissory Note #NWL 1-3 with G. Howard Collingwood , March 31, 2004:  $154,792.26; Promissory Note #NWL 1-1 with Walter S.Cytacki, March 31, 2004: $180,402.72; Promissory Note #2004-4 with Walter S.Cytacki, October 26, 2004:  $ 58,365.63.

These notes evidencing the Loans have been carried on the Company’s balance sheet and are disclosed in the Company’s10-KSB for December 31, 2005, and most recently in the 10-QSB for the quarter ending September 30, 2006. This agreement contained in this 8-K under SECTION 9, ITEM 9.01, Exhibit 10.2, eliminates the above mentioned notes plus all accrued interest.

SECTION 2 - FINANCIAL INFORMATION

ITEM. 2.01 DISPOSITION OF ASSETS

As mentioned above in SECTION 1, ITEM 1.01, the Company has entered into an emergency agreement to immediately allow the lien holders to foreclose on the collateral, the ship, the M.V. New World Legacy (IMO Number 9203978), whose title and registration is held by the Company’s wholly-owned subsidiary, Admiralty Marine Operations, Ltd., a Bahamas, West Indies company. This action, fully disclosed in the Exhibits under ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS, was necessary to avoid a clear and present danger and to avoid additional liability and potential harm to the Company.

ITEM. 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINACIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On April 9, 2007, the Company’s marine insurance cancelled the Ship’s hull insurance policy due to non-payment of the premium. Walter S. Cytacki and G. Howard Collingwood, received (prior to the cancellation) a notice the policy would be cancelled if premiums due for renewal of the hull insurance policy were not paid. The Company had previously expected an emergency financing to allow for the payments. The insurance agency originating the policy had been contacted by representatives of the N.I.R. Group of Funds LLC of Roslyn, New York (“Investors”) to ask for an additional courtesy extension of time for the Company to pay the premium due. However, the Investors decided not to proceed with the emergency financing and thus the Company was unable to pay the ship’s hull insurance policy premium.

Again, on April 10, 2007, Admiralty Holding Company (the “Company”) received a demand letter and request to immediately allow the lien holders to foreclose on the collateral, the ship M.V. New World Legacy (IMO Number 9203978), whose title and registration is held by the Company’s wholly owned subsidiary, Admiralty Marine Operations, Ltd., a Bahamas, West Indies company. This demand letter, and, the subsequent agreement to allow for a transfer analogous to a “deed in lieu of foreclosure”, was precipitated by notice from the Company’s marine insurance agency that the insurance policy on the M.V. New World Legacy was being cancelled due to non-payment of the renewal policy premium.

Further, this action may have the additional effect of allowing the acceleration of the secured creditors’ rights and remedies under the Convertible Secured Notes and ancillary documents entered into in June 2005 and the subsequent investment by the Investors in September 2006. These agreements are more fully described and may be view in the Company’s public filings, including the 8-K filings by the Company on June 30, 2005 and October 2, 2006.

Due to the Company’s impaired financial condition, the Company is not in a position, at this time, to specifically ascertain the effect this may cause upon these and other Company agreements. However, the Company is certainly at risk for exercise of the rights of the Investors to take possession of the Company’s assets for which they hold security interests.

ITEM 8.01. OTHER EVENTS

The Company is now unable to pay its bills, is legally insolvent, and therefore must suspend all of its operations until further notice and/or a significant restructuring is accomplished in consultation with the major secured creditor, the N.I.R. Group of Funds LLC of Roslyn, New York (the “Investors”). All of the Company’s tangible and intangible assets, other than the ship, the M.V. New World Legacy, are pledged to the Investors to secure discharge of the Company’s obligations under the financial instruments and agreements for the financing provided to the Company. The collateral includes the rights under three patents for the ATLIS® technology obtained by the Company, U.S. Patent No. 6,724,191 B1, U.S. Patent No. 7,123,016 B2, and, U.S. Patent No. 7,126,323 B1.

Furthermore, since the Company has been unable to secure additional financing, a proposed settlement of the Senior Subordinated Debentures that came due on September 30, 2006, and more fully described in the Company’s 10-QSB for the period ending September 30, 2006, The Company is in default under the Senior and Junior Subordinated Debentures, as described in the Company’s public filings and therefore a settlement cannot be completed..

Please be advised that, effective immediately, the Company and the Ship Subsidiary. have changed their addresses as noted below.

All correspondence to either should hereafter be sent to:

Admiralty Corporation
3318 Hwy. 5, No. 504
Douglasville, GA 30135-2308

Overnight packages should be sent to:

Admiralty Corporation
3318 Hwy. 5, No. 504
Douglasville, GA 30135-2308

The address for the principal executive offices will be:

Admiralty Holding Company
3318 Hwy 5, No. 504
Douglasville, GA 30135-2308

Additional Notice:

The telephone and fax numbers have been temporarily suspended:
However, for the immediately foreseeable future, you may contact the Company by sending an email to: admiraltycorp@mindspring.com

Please state your name, your telephone number, any email address, and the purpose of your contact, and the Company will use its best efforts to have someone respond within thirty-six hours.

ITEM 9.01 EXHIBITS

Exhibit 10.1: Press Release

Exhibit 10.2: Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

RUBY MINING COMPANY
(Registrant)

Dated: April 12, 2007	By /s/ Murray D. Bradley, Jr.
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Murray D. Bradley, Jr.
Chief Financial Officer